                                                                    Exhibit 99.1


             VIASAT REPORTS PROFITABLE QUARTER, RECORD REVENUES AND
                        CONTINUED STRONG NEW ORDER FLOW

      CARLSBAD, CA -- ViaSat, Inc. (NASDAQ: VSAT), a provider of communication equipment for government and commercial customers, today announced financial and operating results for the first quarter of fiscal year 2004. Highlights included record revenues in the first quarter of $59.3 million, near record orders for new business in a single quarter of $102.2 million, and a profitable quarter for the company.

      "ViaSat returned to profitability in the fiscal first quarter, driven by a well balanced backlog of defense and commercial contracts," said Mark Dankberg, chairman and CEO of ViaSat. "Converting orders to sales, cash and ultimately earnings remains our top priority, and this quarter was evidence the Company is executing on that front. This quarter's results also help illustrate sustained momentum in orders, revenues, cash flows and profitability, which should continue throughout the year. Further, we believe we have an excellent opportunity to increase earnings at an even faster pace than sales over the next several quarters."

FINANCIAL RESULTS

        For the first quarter ended July 4, 2003*, the company reported the following:

       (In millions, except per share data)                 Q1 2004     Q1 2003
       Revenues                                             $  59.3      $ 42.9
       Actual net income (loss)                                $0.5      $ (1.6)
       Per share net income (loss)                          $  0.02      $(0.06)
       Pro forma net income (loss)**                           $1.6      $ (0.3)
       Per share pro forma net income (loss)**              $  0.06      $(0.01)
       Fully diluted weighted average shares                   26.9        25.9

       New orders/Contract awards                           $ 102.2      $ 79.7
       Sales backlog                                        $ 256.6      $176.2

      * ViaSat adopted a 52- or 53-week fiscal year beginning with its fiscal year 2004, which ends on the Friday closest to March 31. ViaSat's quarters for fiscal year 2004 end on July 4, 2003, October 3, 2003, January 2, 2004 and April 2, 2004.

      ** All non-GAAP pro forma numbers have been adjusted to exclude the effects of acquisition charges (amortization of intangible assets). A reconciliation of specific adjustments to GAAP results for these periods is included in the "Pro Forma Condensed Consolidated Statement of Operations" table on page 5 of this release. A description of our use of non-GAAP information is provided under "Use of Pro Forma Financial Information" below.

GOVERNMENT SEGMENT

      Government Systems recorded record quarterly revenues in the quarter of $27.5 million, a 36% increase over the first quarter of fiscal year 2003. The revenue increase occurred across its tactical data links, information security and networking, UHF satcom and government broadband businesses, which resulted from record orders in fiscal 2003. New business awards continued to outpace revenue, resulting in a backlog increase of $8 million in the quarter.

COMMERCIAL SEGMENT

      Revenue increased to $31.7 million for the first quarter, a 41% increase over the first quarter of fiscal year 2003. Sales increases were achieved in our consumer broadband, mobile broadband (specifically business jets), and VSAT products businesses. New orders in excess of $65 million were received in the quarter, resulting in a backlog increase of over $33 million.

SELECT FIRST QUARTER 2004 BUSINESS HIGHLIGHTS

- Application of key commercial broadband satellite technologies to defense products via an eight-year, delivery order contract from the U.S. Army Communications Electronics Command (CECOM) to design and produce the Enhanced Bandwidth Efficient Modem (EBEM), including an initial purchase valued at $7.8 million. EBEM is intended to be the new military standard for high-speed satellite communications. The new modem supports a comprehensive set of legacy equipment, as well as advanced technologies, such as turbo coding and higher order modulation, to increase efficiency and throughput.

- Total bookings in excess of $18 million for Satellite Ground Systems, including strong follow-on sales to existing customers. The business continued its solid performance in the telemetry market and also landed a significant order for tactical military terminals, signaling a return to this market.

- Continuing growth opportunities for our new line of software programmable military satcom terminals, including an order from the Defense Information Systems Agency (DISA) for Phase I of the UHF teleport project. DISA serves the needs of the President, Vice President, Secretary of Defense, Joint Chiefs of Staff, Combatant Commanders, and the other Department of Defense (DOD) components.

- A firm multi-year order of over $30 million for a Ku band version of our DOCSIS-based consumer broadband satellite network for an international satellite operator.

- Completed final customer acceptance testing on Comsat Labs' development of the Skyplex broadband multimedia terminal for Eutelsat, a Ka-band version of our DVB-RCS compatible LinkStar(R) broadband VSAT, with production of the first 100 units to follow.

- VSAT products sales and orders continued above expectations. Our LinkStar TDMA VSAT system received customer acceptance certificates on 11 new LinkStar network installations during the quarter, including the 3,200-terminal e-Mexico project.

- Two significant new contracts embedding our tactical information assurance products, as well as definitization of previously announced subcontracts with Boeing and Harris on FAB-T and JTRS.

      ViaSat produces innovative satellite and other network communication products that enable fast, easy, and efficient communications, especially to remote locations. Products include network security devices, tactical data radios, and communication simulators. ViaSat also has a full line of VSAT products for data and voice applications, and is a market leader in Ka-band satellite systems, from user terminals to large gateways. ViaSat has locations in Carlsbad, CA, and Norcross, GA, along with its Comsat Laboratories division based in Clarksburg, MD. Additional field offices are located in Marlborough, MA, Washington DC/Baltimore, Australia, China, India, and Italy.

      In addition, ViaSat's wholly-owned subsidiary, U.S. Monolithics, designs and produces monolithic microwave integrated circuits (MMICs) and modules for use in broadband communications. U.S. Monolithics is based in Chandler, Arizona.

USE OF PRO FORMA FINANCIAL INFORMATION

      Pro forma net income (loss) excludes the effects of acquisition charges (amortization of intangible assets). Pro forma net income is provided to enhance the overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the pro forma results provide useful information to both management and investors by excluding specific expenses that we believe are not indicative of our core operating results. In addition, since we have historically reported pro forma results to the investment community, we believe the inclusion of pro forma numbers provides consistency in our financial reporting. Further, these adjusted pro forma results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles. See the "Pro Forma Condensed Consolidated Statement of Operations" table for a reconciliation of net income
(loss) to pro forma net income (loss).

SAFE HARBOR STATEMENT

      Portions of this release, particularly ViaSat's financial prospects for fiscal year 2004 and beyond and the "Select First Quarter 2004 Business Highlights" section, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. ViaSat wishes to caution you that there are some factors that could cause actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including but not limited to:
ViaSat's ability to perform under existing contracts and obtain additional contracts, ViaSat's ability to develop new products that gain market acceptance, changes in product supply, pricing and customer demand, changes in relationships with, or the financial condition of, key customers or suppliers, changes in government regulations, changes in economic conditions globally and in the communications markets in particular, increased competition, potential product liability, infringement and other claims, and other factors affecting the communications industry generally. ViaSat refers you to the documents it files from time to time with the Securities and Exchange Commission, specifically the section titled Factors That May Affect Future Performance in ViaSat's Form 10-K. These documents contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statements.

      Comsat Labs and Comsat Laboratories are tradenames of ViaSat, Inc. Neither Comsat Labs nor Comsat Laboratories is affiliated with COMSAT Corporation. "Comsat" is a registered trademark of COMSAT Corporation.

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                        THREE MONTHS ENDED
                                                   ----------------------------
                                                   JUNE 30, 2002   JULY 4, 2003
                                                   -------------   ------------
Revenues                                             $42,863         $59,264
Cost of revenues                                      29,364          43,293
                                                     -------         -------
Gross Profit                                          13,499          15,971
Operating expenses:
Selling, general & administrative                      8,738          10,324
Independent research and development                   5,698           3,718
Amortization of intangible assets                      2,111           1,960
                                                     -------         -------
Income (loss) from operations                         (3,048)            (31)
Equity in loss of joint venture                         (529)            (32)
Interest and other                                      (115)           (214)
                                                     -------         -------
Income (loss) before income taxes                     (3,692)           (277)
                                                     -------         -------
Net Income (loss)                                    $(1,582)        $   463
                                                     =======         =======
Diluted net income (loss) per share                  $ (0.06)        $  0.02
                                                     =======         =======
Diluted common equivalent shares                      25,912          26,858

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                        (IN THOUSANDS, EXCEPT SHARE DATA)

                                                        THREE MONTHS ENDED
                                                   ---------------------------
                                                   JUNE 30, 2002  JULY 4, 2003
                                                   -------------  ------------
Revenues                                              $42,863       $59,264
Cost of revenues                                       29,364        43,293
                                                      -------       -------
Gross Profit                                           13,499        15,971
Operating expenses:
Selling, general & administrative                       8,738        10,324
Independent research and development                    5,698         3,718
                                                      -------       -------
Pro forma income (loss) from operations                  (937)        1,929
Equity in loss of joint venture                          (529)          (32)
Interest and other                                       (115)         (214)
                                                      -------       -------
Pro forma income (loss) before income taxes            (1,581)        1,683
                                                      -------       -------
Pro forma net income (loss)                           $  (315)      $ 1,639
                                                      =======       =======
Pro forma diluted net income (loss) per share         $ (0.01)      $  0.06
                                                      =======       =======
Diluted common equivalent shares                       25,912        26,858


THE ABOVE PRO FORMA AMOUNTS HAVE BEEN ADJUSTED
TO EXCLUDE THE FOLLOWING:

Amortization of intangible assets                       2,111         1,960
Income tax effect                                        (844)         (784)
                                                      -------       -------
Net effect of pro forma adjustment                    $ 1,267       $ 1,176
                                                      -------       -------

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)
                                 (IN THOUSANDS)

ASSETS                           MARCH 31, 2003   JULY 4, 2003
Current Assets:
Cash and S-T investments            $   4,269      $    6,009
Accounts receivable, net               80,962          85,770
Inventory                              29,758          31,610
Deferred income taxes                   4,241           4,847
Other current assets                    6,015           9,617
                                    ---------      ----------
Total current assets                  125,245         137,853
                                    ---------      ----------
Goodwill, net                          19,492          19,492
Other intangible assets, net           35,474          33,515
Property and equip, net                33,609          32,317
Other assets                           23,335          22,991
                                    ---------      ----------
                                    $ 237,155      $  246,168
                                    ---------      ----------


LIABILITIES AND
STOCKHOLDERS' EQUITY             MARCH 31, 2003   JULY 4, 2003
Current liabilities:
Accounts payable                    $  21,983      $    24,368
Accrued liabilities                    19,036           26,103
Line of credit                          9,950            7,950
                                    ---------      -----------
Total current liabilities              50,969           58,421
Other liabilities                       1,847            2,239
                                    ---------      -----------
Total liabilities                      52,816           60,660
                                    ---------      -----------
Total stockholders' equity            184,339          185,508
                                    ---------      -----------
                                    $ 237,155      $   246,168
                                    ---------      -----------


NOTE: ViaSat Inc. will host a conference call to discuss these FY2004 First Quarter Earnings at 5:00 P.M. Eastern Time on Wednesday, August 13, 2003. The dial-in number is (800) 600-7715 in the U.S. and 212-346-6423 internationally. The reservation code is 21157586. An audio replay will be available until 7:00 P.M. EST August 14 at (800) 633-8284 and the reservation code is the same. You can also access our conference call webcast, conference call materials and other material financial information discussed on our conference call (including any information required by Regulation G) on the Investor Relations Events Calendar page of our corporate web site (www.viasat.com). The call and associated conference call materials will be archived and available on that site for at least 12 months immediately following the conference call.

                                       ###